Exhibit 99.1

AN ENGINEERING APPROACH TO DELIVERING FUSION ENERGY INVESTOR PRESENTATION APRIL 2026

© 2026 General Fusion 2 LEGAL DISCLAIMERS This presentation (together with any oral statements made in connection herewith, the “Presentation”) is for informational purposes only and has been prepared solely to assist interested parties in making their own evaluation of General Fusion Inc., a British Columbia limited company (“General Fusion,” the “Company” “we,” “us” or “our”). The information contained herein does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of General Fusion, and neither General Fusion, nor any of its subsidiaries, stockholders, shareholders, equityholders, affiliates, representatives, control persons, partners, directors, officers, employees, advisers or agents (collectively, General Fusion’s “Related Parties”) make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. To the fullest extent permitted by law, in no circumstances will General Fusion, or any of its Related Parties be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. No Offer or Solicitation This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the proposed business combination (the “Business Combination”) between Spring Valley Acquisition Corp. III (“Spring Valley”) and General Fusion shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon information contained herein to make any decision. This Presentation is not a prospectus and investors should not substitute for or purchase any securities solely on the basis of this presentation and before you invest, you should undertake your own diligence regarding General Fusion, Spring Valley and the Business Combination. All monetary figures included in this Presentation are reflected in U.S. dollars unless otherwise indicated. Use of Data Certain information contained in this Presentation, including information that relates to General Fusion’s industry and markets in which it intends to operate, relates to, or is based on third-party studies, publications and surveys or General Fusion’s own internal estimates and research. All of the market and related data included in this Presentation involves a number of assumptions, estimates and limitations, and is subject to change, and there can be no guarantee as to the accuracy or reliability of such assumptions or estimates. Neither General Fusion, nor any of its Related Parties assumes any responsibility for updating this Presentation based on facts learned following its preparation. While General Fusion believes such third-party sources and their internal estimates and research are reliable, such sources, estimates and research have not been verified by any independent source and you should make your own evaluation of General Fusion and of the relevancy and adequacy of the information. Neither General Fusion, nor any of its Related Parties make any representation or warranty with respect to the accuracy of such information. Forward-Looking Statements Certain statements in this Presentation are forward-looking statements generally relating to future events or estimates or projections of General Fusion’s financial or other performance metrics and the underlying assumptions. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements in this Presentation include, without limitation, statements relating to the expected production of a General Fusion powerplant or a fusion island and the timing therefor; heating through compression of plasma; the path to commercialization and integration of our system in a FOAK (as defined in this Presentation) plant; potential sales of commercial fusion powerplants and the timing thereof; the benefits of fusion; market opportunities; potential revenue per plant. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by General Fusion as of the preparation date of this Presentation, are inherently uncertain and subject to material change. General Fusion does not undertake any duty, and expressly disclaims any obligation or undertaking, to update these forward-looking statements. Nothing in this Presentation should be regarded as a representation by General Fusion or its Related Parties, or any other person, that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by General Fusion and our management and Spring Valley and their management, as the case may be, are inherently uncertain. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results to be materially different from future results, performance or achievements expressed or implied by such forward looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Spring Valley’s securities; (ii) the failure to satisfy the conditions to the consummation of the proposed Business Combination, including the adoption of the business combination agreement, dated January 21, 2026, among General Fusion, Spring Valley, and the other party thereto (the “Business Combination Agreement”) by the shareholders of Spring Valley and the receipt of regulatory approvals; (iii) market risks; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (v) the effect of the announcement or pendency of the proposed Business Combination on General Fusion’s business relationships, performance, and business generally; (vi) risks that the proposed Business Combination disrupts current plans of General Fusion and potential difficulties in its employee retention as a result of the proposed Business Combination; (vii) the outcome of any legal proceedings that may be instituted against General Fusion or Spring Valley related to the Business Combination Agreement or the proposed Business Combination; (viii) failure to realize the anticipated benefits of the proposed Business Combination; (ix) the inability to maintain the listing of Spring Valley’s securities or to meet listing requirements and maintain the listing of the combined company’s securities on Nasdaq; (x) the risk that the proposed Business Combination may not be completed by Spring Valley’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Spring Valley; (xi) the risk that the price of the combined company’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters, national security tensions, and macro-economic and social environments affecting its business; (xii) laws and regulations governing General Fusion’s research and development activities, and changes in such laws and regulations; (xiii) any failure to commercialize Magnetized Target Fusion (“MTF”) on the expected timeline or at all, including any failure to achieve the objectives of the Lawson Machine 26 (“LM26”) program; (xiv) environmental regulations and legislation; (xv) the effects of climate change, extreme weather events, water scarcity, and seismic events, and the effectiveness of strategies to deal with these issues; (xvi) fluctuations in currency markets; (xvii) General Fusion’s ability to complete and successfully integrate any future acquisitions; (xviii) increased competition in the fusion industry; (xix) limited supply of materials and supply chain disruptions; and (xx) the risk that the proposed private placement of convertible preferred shares and warrants by General Fusion (the “PIPE Financing”) may not be completed, or that other capital needed by the combined company may not be raised on favorable terms, or at all, including as a result of the restrictions agreed to in connection with the PIPE Financing. The foregoing list is not exhaustive, and there may be additional risks that neither Spring Valley nor General Fusion presently know or that Spring Valley and General Fusion currently believe are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this document and the other risks and uncertainties described in the “Risk Factors” section of Spring Valley’s final prospectus for its initial public offering, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 4, 2025 (the “Final Prospectus”) and the risks described in the joint registration statement on Form F-4 filed by General Fusion and Spring Valley, as amended (the “Registration Statement”), which includes a preliminary proxy statement/prospectus, or to be described in any amendment or supplement thereto; and those discussed and identified in filings made with the SEC by Spring Valley from time to time. General Fusion and Spring Valley caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made.

© 2026 General Fusion 3 LEGAL DISCLAIMERS (CONT’D) Forward-looking statements set forth in this document speak only as of the date of this document. In addition, forward-looking statements reflect our and Spring Valley’s expectations, plans or forecasts of future events and views as of the date of this Presentation. These forward-looking statements are based on certain assumptions, including among other things: interest rates; operating and capital costs, including the amount and nature thereof; trends and developments in the fusion industry; business strategy and outlook; opportunities available to or pursued by General Fusion; anticipated partnerships; market demand for fusion energy and the availability and costs of required equipment and technology, and supplies and materials for such equipment and technology; General Fusion and Spring Valley’s ability to attract and retain qualified personnel or management; and stability of general economic and financial market conditions. We and Spring Valley anticipate that subsequent events and developments will cause these assessments to change. Neither General Fusion nor Spring Valley undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that General Fusion or Spring Valley will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed Business Combination, in Spring Valley’s public filings with the SEC, which are or will be (as applicable) accessible at www.sec.gov, and which you are advised to review carefully. These forward-looking statements should not be relied upon as representing our or Spring Valley’s assessments as of any date subsequent to the date of this Presentation. Important Information for Investors and Stockholders In connection with the proposed Business Combination, General Fusion and Spring Valley filed with the SEC the Registration Statement, which includes a preliminary prospectus with respect to Spring Valley’s securities to be issued in connection with the proposed Business Combination and a preliminary proxy statement in connection with Spring Valley’s solicitation of proxies for the vote by Spring Valley’s shareholders with respect to the proposed Business Combination and other matters described in the Registration Statement (the “Proxy Statement”). After the SEC declares the Registration Statement effective, Spring Valley plans to file the definitive Proxy Statement with the SEC and to mail copies to Spring Valley’s shareholders as of a record date to be established for voting on the proposed Business Combination. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not a substitute for the Registration Statement, Proxy Statement or for any other document that Spring Valley has filed or may file with the SEC. Before making any investment or voting decision, investors and security holders of Spring Valley and General Fusion are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about General Fusion, Spring Valley and the proposed Business Combination. Investors and security holders are able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Spring Valley through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Spring Valley may be obtained free of charge from Spring Valley’s website at https://sv-ac.com or by directing a request to Spring Valley Acquisition Corp. III, Attn: Corporate Secretary, 2100 McKinney Avenue, Suite 1675, Dallas, Texas 75201. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document. Participants in the Solicitation General Fusion, Spring Valley and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from Spring Valley’s shareholders in connection with the proposed Business Combination. For more information about the names, affiliations and interests of Spring Valley’s directors and executive officers, please refer to the Final Prospectus and the Registration Statement, Proxy Statement and other relevant materials filed or to be filed with the SEC in connection with the Proposed Business Combination when they become available. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of Spring Valley’s shareholders generally, will be included in the Registration Statement and the Proxy Statement, when they become available. Shareholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement carefully, when they become available, before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. Trademarks and Trade Names General Fusion owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business, and which are included in this Presentation. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not, imply a relationship with General Fusion, or an endorsement or sponsorship by or of General Fusion. General Fusion, will assert, to the fullest extent under applicable law, its right, or the right of the applicable licensor, to these trademarks, service marks and trade names. This Presentation may not be reproduced, disseminated, quoted from or referred to, in whole or in part, for any purpose without the Company’s prior written consent. By accepting delivery of this Presentation, each recipient will be deemed to acknowledge and agree to the matters set forth herein.

© 2026 General Fusion 4 • 25+ years in Operations & Energy leadership • Former Chief Strategy Officer and Senior Vice President of Corporate and Government Relations at B&W • $1B+ in acquisition and financings transaction value • Led B&W’s commercial nuclear and SMR policy and government funding efforts • U.S. Navy nuclear engineering officer • 20+ years commercializing new technologies • Led multiple businesses through IPOs / M&As, including: • Real Matters $1B IPO • Kobo $315M acquisition by Rakuten • Opalis $60M acquisition by Microsoft • Scaled several start-ups into successful multinational corporations • 30+ years in Energy and Decarbonization • Former Partner at NGP Energy Technology Partners • 2x nuclear SPAC Sponsor • Driving force behind the creation of Renewable Energy Group – sold to Chevron for $3.15B, representing a ~6x return post-IPO • 25+ years in Decarbonization banking and advisory • 60+ transactions totaling ~$6B in value • 2x nuclear SPAC Sponsor • Banker on multiple first-of-a-kind transactions across the Decarbonization ecosystem MEGAN WILSON Chief Strategy Officer GREG TWINNEY Chief Executive Officer CHRIS SORRELLS Chairman & CEO ROBERT KAPLAN Chief Operating Officer TODAY’S SPEAKERS Steam and nuclear plant operations, including I&C system maintenance & repair Defense nuclear, commercial nuclear and SMR efforts CorpDev, M&A, and Investor Relationships

© 2026 General Fusion $2.3B $6.0B Market Cap at De-SPAC Market Cap Today 5 A COMPELLING SPAC PARTNER CHRIS SORRELLS Chairman & CEO • Recent and relevant experience in SPACs and nuclear industry • Team with extensive transaction experience: 50+ energy / decarbonization transactions over the past 30+ years and 7 SPACs raised / merged to date • Strong C-level Operational Expertise: 100+ years of collective experience including leadership roles across the C-Suite as CEO, CFO, COO and Chairman for numerous public and private companies • Track record of building publicly traded bellwethers • Key roles in the creation of 17 publicly traded companies • 20 public board seats • Proprietary network & sourcing capabilities • Deep relationships with institutional investors, underwriters and advisors Leadership Team with Highly Relevant Expertise(1) SPRING VALLEY ACQUISITION CORP III History of Value Creation in Nex-Gen Clean Energy $289M ~$3.2B 2012 IPO 2022 Acquired by Chevron • Led investment in the one of the largest publicly traded biodiesel / renewable diesel company • One of the largest investments in biodiesel in North America • Scaled revenues from ~$85M in 2008 to $3.2B in 2021 • In 2022, sold to Chevron for $3.15B >10x Market Cap • Led the De-SPAC of the first publicly traded SMR company • Received gross proceeds of $381M, including $235M in PIPE capital • Accelerated commercialization and global deployment of NuScale’s carbon-free baseload energy solution ~2.6x (2) (1) Includes Spring Valley management board and sponsor (2) Calculated based on fully diluted shares outstanding as of 9/30/2025 from NuScale's Q3 2025 10-Q and stock price as of 1/16/2026 (3) SPACResearch data as of 1/16/2026 (4) FactSet data as of 1/16/2026 • Aims to become the first U.S. publicly traded vertically integrated uranium and SMR company • Received $30M PIPE from an institutional investor • Supported by DOE’s ~$1B SMR funding initiatives & broader U.S. energy security goals $312M Market Cap at De-SPAC Stock Highlights 37.4%(3) SVI cash in trust redemption rate, representing the 5th fewest redemptions of the year 12M+(3) SVI shares were traded within the first 30 trading days 2.3x(4) SVII warrant appreciation since announcement ROBERT KAPLAN COO JEFF SCHRAMM CFO

© 2026 General Fusion 6 | ILLUSTRATIVE TRANSACTION OVERVIEW AT $ USES Equity to General Fusion $600 Cash to Balance Sheet $314 Illustrative Transaction Expenses $24 Total Uses SOURCES General Fusion Rollover Equity $600 Approximate Assumed PIPE Proceeds $108 Cash in Trust $230 Total Sources $938 • General Fusion pre-money valuation of $600M • Transaction implies $724M pro-forma enterprise value Valuation • General Fusion raised $108M Preferred Equity PIPE convertible at $12.00 per share • Assumes 0% redemptions from Spring Valley III’s $230M Cash in Trust • Expected use of net proceeds includes Lawson Machine 26 (“LM26”) operations, commercial systems development & First-of-a-kind Plant (“FOAK”) for commercial deployment Financing • General Fusion shareholders would rollover 100% of their equity and are expected to hold ~58% of the outstanding pro-forma equity Structure Shares Outstanding (Millions) 103.8 Share Price ($) $10.00 Equity Value $1,038 (-) PF Net Cash ($314) Enterprise Value $724 % Own. Shares (Millions) General Fusion 60.0 57.8% (3) SPAC Shareholders 23.0 22.2% PIPE Investors 14.1 13.6% (2) SPAC Sponsor 6.7 6.4% (3) Note: Assumes no existing cash and no existing debt on balance sheet. Excludes impact of the private placement warrants, public warrants, convertible preferred warrants and any equity compensation plan (1) Calculated on a $10.00 per share basis (2) Includes impact of OID and commitment shares issues to convertible preferred investors (3) Excludes $135M earnout TRANSACTION HIGHLIGHTS SOURCES & USES ($ MILLIONS) PRO-FORMA VALUATION ($ MILLIONS)(1) PRO-FORMA OWNERSHIP(1) $938 +

© 2026 General Fusion 7 Success scaling and commercializing businesses Ability to manage complex technology development Global fusion science excellence Industrial technology commercialization program management GREG TWINNEY Chief Executive Officer JAN LAISHLEY Chief People and Culture Officer GRACE PEACH VP, External Relations Scaled several founder-led startups into successful multinational corporations towards IPOs / M&As; Board member of Fusion Industry Association 20+ years in decarbonization industry; SVP of HR at Ballard Power Systems; People and culture development for high growth Public affairs leader with 15+ years of experience driving high-impact initiatives across energy, climate, and public policy. MEGAN WILSON Chief Strategy Officer ROB CRYSTAL SVP, Finance DAVID PLANT VP, Research & Development 25+ years in Operations & Energy leadership; Previously, CSO and SVP at Babcock & Wilcox; U.S. Navy nuclear engineering officer 20+ years of international finance experience; Demonstrated leadership and commercialization scale up success at decarbonization companies 20+ years in technology innovation sector; Senior electrical engineer at Kodak DR. MICHEL LABERGE Founder and Chief Science Officer MIKE DONALDSON SVP, Technology Development KELLY EPP Head of LM26 Project 20+ years in commercializing new technologies; Ph.D. and post-doctoral in fusion; 25+ patents as lead inventor 20+ years in disruptive technology development; Kodak product engineering & production; Risk reduction, rapid prototyping & systems testing 30+ years in engineering, project management; operations manager at Kodak; Director of Manufacturing at Alpha Technologies Robust operational and leadership experience in public company settings EXPERIENCED LEADERS WITH A PROVEN TRACK RECORD

© 2026 General Fusion 8 KEY INVESTMENT HIGHLIGHTS: TRANSFORMING THE WORLD’S ENERGY SUPPLY Growing Global Demand for Clean, Reliable Power As AI, data centers, and large-scale electrification are driving explosive load growth, fusion can supply clean, safe & always-on baseload energy globally while supporting the path towards net-zero by 2050 1 Innovative Engineering Approach to Fusion Applying an engineering approach that overcomes critical barriers to commercializing fusion and that aims to deliver uniquely cost-effective and practical fusion energy 2 Fusion Demonstration Machine Built and Operating at Commercially Relevant Scale On the cusp of major industry-accepted technical milestones, including 1 keV, 10 keV, and 100% Lawson(2), that will demonstrate our unique engineering-based approach in a commercially relevant way, vs. other academic approaches 3 Milestone-Driven De-risking Pathway to Commercial Fusion with Proprietary IP General Fusion is 1 of 4 private companies worldwide to have achieved and published meaningful fusion results on the path to the Lawson criterion, with 35 peer-reviewed publications(1) and 210 patents issued and pending over 20-years 4 Strategic Partnerships Accelerating Commercialization Strategic partnerships with industry leading companies that fuel General Fusion’s race from breakthrough science to commercial energy reality 5 Strong Institutional Investor & Government Backing $400M+ capital raised from leading institutional investors, strategics, venture capital firms, industry partners and government grants, alongside growing regulatory support for nuclear fusion 6 A World Class Team of Scientists, Engineers and Entrepreneurs Proven culture of execution with over 20 years of designing, building, operating and scaling test beds and prototypes yielding strong technical results 7 Source: General Fusion’s Website, press releases and research (1) General Fusion’s Website, Research Library (1) s (2) For General Fusion's approach, simultaneously demonstrate with hydrogen fuel the temperature, density and energy confinement time which combined represent the operating point of D-T plasma that satisfies the Lawson condition

© 2026 General Fusion 9 GENERAL FUSION AT A GLANCE Founded 2002 Headquarters Vancouver Canada Funding (US$) $400M+ Overview Key Highlights Employees 115(1) 167 Patents Issued & 43 Pending Globally(4) 2050E Fusion Energy Market Size(3) Proprietary LM26 Fusion Machine Technology Partners Strong Institutional Support $100M+ Capital from Government Programs & Strong Government Collaborations Globally Recognized Platform $1+ Trillion Peer-reviewed Publications 35 210 Technical Roles 75%(1) Incl. 16 Ph.Ds Employee Retention 93%(2) 100,000 Sq. Foot CNSC-licensed Facility TEMASEK (1) As of March 31, 2026 (2) Based on cumulative annual average from 2020 – December 31, 2025 (3) Ignition Research (4) General Fusion’s company website, Research Library Major Automaker Oak Ridge National Laboratory Savannah River National Laboratory Princeton Plasma Physics Laboratory Lawrence Livermore National Laboratory DIII-D National Fusion Facility

© 2026 General Fusion 10 A HISTORY OF MILESTONES THAT LEAD THE WAY TO COMMERCIAL FUSION Multiple plasma compression test beds proved mechanical compression of plasma increases neutron yield while plasma remains stable Founded 2002 2005 Achieved first fusion reaction First plasma injector properly confined plasma at power plant scale 2010 2012 Liquid metal compression tests validated engineering of liquid metal approach and synchronization of pistons Sufficient plasma performance to heat when compressed 2013 2017 Stable compression of plasma Increased neutron yield during plasma compression 2018 2019 Plasma lifetime maintained within liquid metal wall cavity World’s largest & most powerful operational fusion plasma injector(1) 2019 - 2021 2021 Compressed liquid cavity with well-controlled shape sufficient to achieve fusion conditions CURRENT PROGRAM Lawson Machine 26 (“LM26”) Heating through compression of plasma to 1 keV, 10 keV, & 100% Lawson 2023 - 2028 Late 2020s Commercial system and components validation and demonstration FOAK energy production; sales of commercial fusion powerplants expected to begin Mid 2030s (1) Based on publications in academic journals and management’s knowledge of such articles, findings, and key artifacts

© 2026 General Fusion MASSIVE GLOBAL NEED FOR SECURED BASELOAD POWER 11 Source: The New York Times and International Energy Agency World Energy Outlook 2023 Net Zero Emissions Scenario (1) McKinsey & Company, Global Energy Perspective 2023: Power outlook, January 2024 (2) U.S. Department of Energy, DOE Releases New Report Evaluating Increase in Electricity Demand from Data Centers, December 2024 (3) The American Society of Civil Engineers, 2025 Report Card for America’s Infrastructure, March 2025 (4) U.S. Energy Information Administration 2023 2035 2050 Industry Buildings Data Centres Transport Green Hydrogen 43% 21% 19% 16% 1% • Natural Gas: Lasting environmental consequences, infrastructure bottlenecks, constrained resource availability • Renewables: Suffer from weather-driven intermittency, expensive storage cost & geography constraints • Nuclear Fission: Growth limited due to regulatory and cost burden driven by safety, security and long-lived waste considerations. • Coal: Severe environmental impact, health risks, and unsustainable reliance on regionally concentrated deposits • Others: Small portion of the supply mix Baseload Power is Essential for Providing a Constant, Reliable, Stable Foundation for the Grid, Which Can Be Challenging to Achieve With Existing Energy Solutions in a Scalable & Carbon-friendly Way 2023 Supply Mix(4) 30,000 TWh 41,500 TWh 57,000 TWh Rising Demand: Increasing global populations, broadening electrification, and expanding economic activity driving overall energy demand Grid Under Pressure: Surging demand from EVs, industries, and data centers is straining power infrastructure worldwide AI & Data Center Boom: Energy usage from Data Centers expected to double or triple by 2028(2) Economic Drag: $9.1 trillion investment needed between 2024 – 2033 to bring existing U.S. infrastructure to a good or excellent condition(3) Global Electricity Demand Estimated to Approximately Double by 2050(1) Traditional Sources May Not be Scalable to Meet Demand Hydrogen

© 2026 General Fusion 12 TRANSLATING INTO A TREMENDOUS MARKET OPPORTUNITY (1) Ignition Research (2) Grand View Research, Wind Power Market (2025 – 2030) (3) Grand View Research, Battery Market (2025 – 2030) (4) Precedence Research, Solar Energy Market Size and Forecast 2025 to 2034, July 2025 Global Wind Potential Market 2030 ~$141 Billion per year(2) Global Battery Potential Market 2030 ~$330 Billion per year(3) Global Solar Potential Market 2034 ~$390 Billion per year(4) Global Fusion Potential Market 2050 $1+ Trillion per year(1) Fusion Shifted from Scientific Experimentation to an Increasingly Likely Energy Solution Achievements in fusion science such as the net fusion gain announcement by the US National Ignition Facility in 2022 combined with enabling technologies such as high-performance computing, digital controls, 3D printing and AI are accelerating the development of commercial fusion technology Nuclear Fusion is the Holy Grail for Clean Baseload Power Streamlined Framework Paving a Clearer Path to Commercialization The ADVANCE Act of 2024 officially created a new regulatory framework for fusion, separating it from the more restrictive, complex and lengthy fission regulations CLEAN ENERGY Reliable & dispatchable baseload power Zero carbon emissions No long-term radioactive waste EFFICIENCY & SCALABILITY Minimal land use Cost competitive Limited expected regulatory burden or export controls FUEL ABUNDANCE Deuterium fuel can easily be sourced from seawater Tritium fuel can be bred from lithium within fusion machines Energy security SAFETY ADVANTAGED No chain reaction Cannot be weaponized No high levels of radiation

© 2026 General Fusion 13 GENERAL FUSION IS COST COMPETITIVE ON A LEVELIZED COST OF ENERGY ("LCOE") BASIS (3) General Fusion estimate for an nth-of-a-kind plant. In engineering economics, the first item or generation of items using a new technology or design (first of a kind) can cost significantly more than later items or generations (nth of a kind). Fusion plant expected performance is based on company testing data and management estimates. Fusion demonstration plant is in development and plant specifications and performance may change prior to commercialization. Numbers may not sum due to rounding. Assumes reference configuration of 300MW system with 2 Fusion Islands (4) Range based on (a) NuScale, NuScale SMR Technology, and Reuters (b) Oklo’s nuclear order book shows potential of small reactors, July 2024 Dispatchable(2) Non-dispatchable(2) Nuclear Non-Nuclear $64 - $73(3) Legacy Nuclear Leading SMRs Natural Gas Coal Geothermal Solar + Storage Wind (onshore) + Storage Wind (offshore) Others $141 - $220 $64 - $130(4) $48 - $109 $71 - $173 $66 - $109 $50 - $131 $44 - $123 $70 - $157 LCOE BENCHMARKING ANALYSIS ($/MWh) (1) International Atomic Energy Agency, What is Nuclear Fusion?, August 2023 (2) Lazard, Levelized Cost of Energy+ (LCOE+) report, June 2025 • Fusion plants are expected to deliver 4x more energy per unit of fuel than fission, without long-lived radioactive waste, positioning them as the superior nuclear technology for sustainable growth(1) • Factors that drive fusion’s competitive LCOE include: • lower capital costs vs. conventional fission plants • less waste • lower regulatory burden • low fuel costs

© 2026 General Fusion 14 GLOBAL RACE TO COMMERCIAL FUSION Total cumulative funding for the 53 fusion companies stands at $9.8B LTM July 2025, a five-fold increase since 2021(2) Governments in the U.S., EU, and Asia are already advancing favorable frameworks, with DOE’s Build–Innovate–Grow strategy to align public investment and private innovation to deliver commercial fusion power to the grid by the mid-2030s(1) Fusion research is moving faster, with large international projects like the 33- nation-backed ITER continuing to be central to progress On October 1, 2025, Germany approved an action plan to accelerate commercial fusion deployment, committing over $2.3B by 2029 for research infrastructure and pilot projects(7) The Fusion Action Plan Congress increased support for fusion, leading to a record total of ~$1.5B in funding from the U.S. government for fusion activities in 2025(5) DOE’s Fusion Science and Technology Roadmap, $128M from Fusion Innovative Research Engine (FIRE) and $6.1M from Innovation Network for Fusion Energy (INFUSE)(4) accelerate commercialization while milestone-based Fusion Development program provides funding and computing resources(2) (1) U.S. Department of Energy, Energy Department Announces Fusion Science and Technology Roadmap to Accelerate Commercial Fusion Power, October 2025 (2) Fusion Industry Association, The Global Fusion Industry in 2025, July 2025 (3) Gov.UK, Fusion energy powers UK’s Industrial Strategy, June 2025 (4) U.S. Department of Energy, Energy Department Announces $134 Million to Advance U.S. Fusion Leadership Through Targeted Research, September 2025 (5) Fusion Industry Associate, Congress Increases U.S. Funding for Fusion Energy Sciences Research, March 2024 (6) G7 Canada, Statement on nuclear and fusion energy, October 31, 2025 (7) World Nuclear News, Six German States Unite for Fusion Research, November 2025 (8) International Atomic Energy Agency, World Fusion Outlook 2025 Acknowledging global advancements and investment in fusion energy technology, the G7 underscored the importance of sustained international collaboration on fusion energy with trusted partners, encouraging private investments and public engagement(6) In 2025, the EU took further steps to establish a coordinated approach to fusion energy policy. Two hearings held by the European Parliament underscored fusion as an increasingly important part of the EU’s energy & innovation agenda(8) Statement on Nuclear & Fusion Energy EU’s European Parliament The UK government is providing significant support for fusion energy, committing over £2.5 billion in total funding, which includes a £410 million investment announced in 2025 to accelerate commercialization(3)

© 2026 General Fusion 15 BASICS OF PURSUING FUSION ON EARTH To Make Fusion Happen on Earth Without the gravity & pressure of the stars, systems must be built that can generate the necessary conditions here on Earth to force fusion to happen and produce net fusion energy, known as the Lawson criterion (the right combination of temperature, density, and energy confinement time) Therefore, We Must Create a Machine That: Converts to Power Converts the captured fusion energy to power for electricity & industrial heat use Captures the Energy Efficiently captures the energy released from fusion Creates Fusion Under the right conditions, forces plasma to fuse and release energy Generates Plasma A cloud of ionized hydrogen gas, often made of Deuterium and Tritium What is Fusion? Fusion is the process by which two light atoms fuse to form a single heavier atom, releasing energy Tritium (HYDROGEN-3) Deuterium (HYDROGEN-2) Step 1 Step 2 Step 3 Step 4

© 2026 General Fusion 16 Academic Approaches Operate At Extremes While Magnetized Target Fusion Operates in a “Sweet Spot” of Parameters Requires intense magnetic fields created with superconducting magnets to achieve extreme energy confinement time Magnetic Confinement Fusion (“MCF”) Requires large arrays of high-powered and fragile lasers to achieve extreme plasma density Inertial Confinement Fusion (“ICF”) Extreme Moderate Low Moderate Extreme Magnetic Confinement Fusion (MCF) Magnetized Target Fusion (MTF) Inertial Confinement Fusion (ICF) Plasma Density Low Uses the combined effects of moderate energy confinement time and moderate plasma density to achieve fusion in a practical way Key benefits include: Magnetized Target Fusion (“MTF”) Avoids superconducting magnets or high-powered lasers Enables the use of existing materials for durable machines and cost-effective energy production Energy Confinement Time Note: Competitors are pursuing their own unique approaches to Magnetic Confinement, Magnetized Target Fusion and Inertial Confinement, each with their own advantages and challenges. The above comparison is generalized OUR DIFFERENTIATED ENGINEERING APPROACH FOR PRACTICAL FUSION ENERGY

© 2026 General Fusion 17 Form liquid metal cavity inside fusion vessel Compress plasma with liquid metal using mechanical drivers Inject magnetized plasma(1) into liquid metal cavity Fusion and energy extraction, conversion and recovery (1) General Fusion’s plasma injectors form spherical tokamak plasma targets using a 100% coaxial helicity injection (CHI) process. Targets are formed into a chamber with liquid metal walls. There is no active feedback; plasma position and stabilization is accomplished entirely through the metal walls acting as a flux conserver Magnetized plasma compressed fluid-mechanically to fusion conditions Plasma injector Liquid metal Pistons Fusion Repeated once every second MTF Enables the Use of Liquid Metal Compression to Elegantly & Economically Solve the Barriers to Commercialization HOW DOES GENERAL FUSION’S MTF TECHNOLOGY CREATE FUSION ENERGY?

© 2026 General Fusion 18 GENERAL FUSION UNIQUELY SOLVES CRITICAL BARRIERS TO FUSION ENERGY Produces Sufficient Fusion Fuel to Support Operations for the Life of the Power Plant When neutrons are absorbed in the liquid lithium wall, they can create Tritium fuel at a ratio greater than 1.5(1) Protects the Machine from Fusion Damage When fusion occurs, the reaction is surrounded by a liquid metal wall which absorbs neutrons emitted from the reaction(1) Uses Simple Existing Materials No need for expensive magnets, targets, lasers, or exotic or not yet invented materials and no frequent replacements of neutron damaged components Durable Fusion Machine Abundant Tritium Fuel Simple Energy Conversion Economical Fusion Power Material Degradation Fuel Sourcing Energy Capture Cost Barriers Other Fusion Approaches Face A Unique Practical Solution with an Engineering Approach Proton Neutron Helium 4 Neutrons (Energy) Lithium-7 Tritium Neutron (1) General Fusion, New Third-party Analyses Support General Fusion’s MTF Technology Path to Commercialization, September 2024 (2) General Fusion, Magnetized Target Fusion Using Mechanically Driven Liquid Metal Liner, December 2022 (3) General Fusion, Conceptual Design of a Magnetized Target Fusion Power Plant, July 2023 Creates Steam & Spins a Traditional Steam Turbine The liquid metal wall absorbs neutrons and heat from fusion, and then the hot liquid metal is pumped through heat exchanger(2)(3)

© 2026 General Fusion General Fusion’s MTF machine is designed to effectively plug into existing powerplant infrastructure • Liquid metal can be pumped through a heat exchanger to create steam and spin a turbine • Significant opportunity to retrofit retired coal fired powerplants – the balance of plant and footprint are similar 19 PRACTICAL TECHNOLOGY THAT PLUGS INTO EXISTING POWERPLANT INFRASTRUCTURE Fusion Island(1) Balance of Plant Conventional Island Cooling Steam Tank Pulsed Power Supply Plant Electricity Supply Power To The Grid Hot Steam Heat Exchanger Steam Turbines Tritium Extraction Hot Metal Plasma Injector Deuterium-tritium Fuel Supply Fuel Exhaust Deuterium-tritium Capture And Storage Cool Steam Generator Condenser Note: General Fusion is pre-commercialization and timing estimates as well as technology, regulatory and commercialization strategy and assumptions are subject to change (1) A General Fusion Magnetized Target Fusion Island is a machine that integrates a plasma injector and compression systems. Each Fusion Island produces 150 MWe. A reference configuration General Fusion powerplant will have two fusion islands connected to one balance of plant, producing a total of 300 MWe

© 2026 General Fusion GENERAL FUSION’S ACHIEVEMENTS SOLIDIFY THE FOUNDATION OF THE MTF APPROACH 20 Plasma Performance(2) Demonstrated the required plasma lifetime and characteristics for successful MTF at large-scale. 24 prototypes and over 200,000 plasma experiments have culminated in the world’s largest and most powerful operational fusion plasma injector for LM26(3) Plasma Compression(1) Achieved a stable fusion process and significant fusion neutron yield through plasma compression with General Fusion's approach and evaluated plasma behavior in liquid metal systems Liquid Compression Performance(4) Demonstrated compression technology necessary for smooth, rapid & symmetric compression of a liquid cavity as required for successful MTF at large-scale These Milestones, Backed by Peer-Reviewed Results, Establish General Fusion as a Leading Innovator (1) General Fusion, General Fusion Confirms Significant Fusion Neutron Yield and Plasma Stability During MTF Compression Experiment Series with New Peer-reviewed Publication, November 2024 (2) General Fusion, Peer-reviewed Publication Confirms General Fusion Achieved Plasma Energy Confinement Time Required for its LM26 Large-scale Fusion Machine, March 2025 (3) Based on publications in academic journals and management’s knowledge of such articles, findings, and key artifacts (4) General Fusion, Shape Manipulation of a Rotating Liquid Liner Imploded by Arrays of Pneumatic Pistons: Experimental and Numerical Study, November 2023

© 2026 General Fusion LM26 BUILT & OPERATING: A LARGE-SCALE MTF FUSION DEMONSTRATION MACHINE 21 1 keV (~10M°C) Optimize testbed performance & begin deeper compressions Deeper compression to raise temperature 10 keV (~100M°C) More magnetic field to increase density 100% Lawson(1) Program Complete LM26 Assembled December 2024 LM26 – designed, built, and assembled in less than 2 years All systems working as designed First Plasma Achieved February 2025 First Plasma Compression Achieved April 2025 Operations begin on time and on budget Multiple plasma compressions completed since then World-First Magnetized Target Fusion Machine Built, Operating & Advancing Towards 100% Lawson(1) (1) For General Fusion's approach, simultaneously demonstrate with hydrogen fuel the temperature, density and energy confinement time which combined represent the operating point of D-T plasma that satisfies the Lawson condition UP NEXT:

© 2026 General Fusion LM26 • 1 keV • 10 keV • 100% Lawson(1) Demonstrate Commercial Systems • High repetition rate for key components & systems • Key liquid metal systems and components • Key balance of plant systems Build & Operate FOAK Plant • Engineering breakeven with an integrated, commercial scale MTF machine • Energy production at commercial scale Heat Exchanger Seals & Valves Plasma Injector Rep Rate Center Shaft Energy Recovery Rotor Compression Rep Rate Tritium Extraction Science Engineering Integration Commercialization 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Note: General Fusion is pre-commercialization and timing estimates as well as technology, regulatory and commercialization strategy and assumptions are subject to change based on availability of funding and other factors (1) For General Fusion's approach, simultaneously demonstrate with hydrogen fuel the temperature, density and energy confinement time which combined represent the operating point of D-T plasma that satisfies the Lawson condition PATHWAY TO ECONOMICAL CARBON-FREE FUSION ENERGY IN THE NEXT DECADE… 22

© 2026 General Fusion 23 General Fusion’s LM26 Program Will Quickly Differentiate Its Commercialization Value Trajectory vs. Other Fusion Technology Approaches Industry Demonstration Window Competitors Commercialization Phase Science Engineering Integration Commercialization COMMERCIAL MATURITY 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Note: Similar to our competitors, General Fusion is pre-commercialization and timing estimates as well as technology, regulatory and commercialization strategy and assumptions are subject to change based on availability of funding and other factors Source: AIP Publishing, Beyond Power Gain: Toward a Comprehensive Milestone Framework for All Fusion Energy Concepts, September 2025 …BY FRONT-LOADING THE SOLUTIONS TO CRITICAL COMMERCIALIZATION BARRIERS • Material Degradation • Fuel Sourcing • Energy Capture • Cost Competitor Barriers • Durable Fusion Machine • Abundant Tritium Fuel • Simple Energy Conversion • Economical Fusion Power Advantages

© 2026 General Fusion 24 Market Development Advisory Committee: Potential Early Adopters Confidential MOU to advance piston and compression system development Long standing collaborative partnership agreement related to fusion research, technology development operations and science validation MOU to collaborate on tritium fuel cycle, liquid metal balance of plant, and power conversion cycle Industrial partnership on power plant engineering MOU to evaluate potential fusion power plant in Ontario Select Partnerships POTENTIAL EARLY ADOPTERS & SELECT P A Major Automaker • Oak Ridge National Laboratory • Savannah River National Laboratory • Princeton Plasma Physics Laboratory • Lawrence Livermore National Laboratory • DIII-D National Fusion Facility • Simon Fraser University • McGill University • Queen's University • University of Waterloo • Universidade de Lisboa • University of Illinois UNIVERSIT IES KEY COLLABORATORS & SUPPLIERS Major Automaker

© 2026 General Fusion 25 LONG-TERM ASSET LIGHT, SCALABLE, TECHNOLOGY-CENTRIC BUSINESS MODEL Power Plant EPC’s Role Engineering, procurement and construction (“EPC”) services for the owner Project management of suppliers and contractors General Fusion’s Role High margin OEM segment based on core IP & expertise Preliminary Scope of Supply The sale, engineering, installation & commissioning of 150MWe Fusion Islands(2) and related systems The reference configuration is 300MWe, consisting of 2 Fusion Islands(2) with 1 balance of plant Systems can be configured with several fusion islands per balance of plant Power Plant Owner / Operator’s Role Long-term power plant financing, ownership and operations Utilities, energy companies and infrastructure investors General Fusion’s Role High margin services annuity Preliminary Scope of Supply Recurring replacement and refurbishment of Fusion Island(2) equipment (e.g., plasma injector) Preliminary Scope of Technical Services Recurring technical support for Fusion Island(2) & related systems Construction Phase (3.5 Year Construction Period)(1) Operational Phase (40+ Years Plant Lifetime)(3) Note: Assumes nth-of-a-kind two-module power plant unit. | Source: General Fusion management estimates (1) Construction period subject to regulatory assumptions (2) A General Fusion Magnetized Target Fusion Island is a machine that integrates a plasma injector and compression systems. Each Fusion Island produces 150MWe. A reference configuration General Fusion powerplant will have two fusion islands connected to one balance of plant, producing a total of 300MWe (3) Duration of plant life is an estimate for planning purposes and may be extended. Note: General Fusion is pre-commercialization and technology, regulatory and commercialization strategy and assumptions are subject to change

© 2026 General Fusion BOB SMITH Aerospace and defense industry veteran; Former Chairman and CEO of Blue Origin with roles at Honeywell Aerospace, NTESS & United Space Alliance BOB SMITH Aerospace and defense industry veteran; Former Chairman and CEO of Blue Origin with roles at Honeywell Aerospace, NTESS & United Space Alliance NED SAUTHOFF, PH.D. Former Director, U.S. ITER Project at Oak Ridge National Laboratory; Ph.D. from Princeton University, Astrophysical Sciences NED SAUTHOFF, PH.D. Former Director, U.S. ITER Project at Oak Ridge National Laboratory; Ph.D. from Princeton University, Astrophysical Sciences TONY DONNE. PH.D. Former CEO, EUROfusion; Ph.D. from Vrije Universiteit Amsterdam, Experimental Physics TONY DONNE. PH.D. Former CEO, EUROfusion; Ph.D. from Vrije Universiteit Amsterdam, Experimental Physics KURT SCHOENBERG, PH.D. Spokesperson for the High Energy Density Physics Collaboration (HED@FAIR); Former Director, Los Alamos Neutron Science Center KURT SCHOENBERG, PH.D. Spokesperson for the High Energy Density Physics Collaboration (HED@FAIR); Former Director, Los Alamos Neutron Science Center MARTIN COX, M.A. Former Director of the UKAEA; Career spent at UKAEA focused on fusion research 26 BACKED BY WORLD-CLASS ADVISORS & DIRECTORS CURRENT BOARD OF DIRECTORS SCIENCE & TECHNOLOGY ADVISORY COMMITTEE ADVISOR KLAAS DE BOER Previous Managing Partner of Entrepreneurs Fund with many successful exits ZOLTAN TOMPA Director, Cleantech Practice at Business Development Bank of Canada GREG TWINNEY CEO of General Fusion; Led multiple businesses through IPOs / M&As WAL VAN LIEROP Managing Partner & Co-Founder of Chrysalix Energy Venture Capital MARK LITTLE Prior President & CEO of Suncor Energy NORMAN HARRISON Prior CEO of the UK Atomic Energy Authority ADAM RODMAN Founder and Chief Investment Officer of Segra Capital Management KELLY EDMISON Chairman of Pender; 30+ years of leadership experience WENDY KEI Chair of the Audit Committee Director of Ontario Power Generation and Centerra Gold Chairman Chairman Note: The board and advisors are subject to change post-business combination

© 2026 General Fusion $600 $2,340 $957 $2,276 $1,400 $148 ? $46,607 $15,801 $6,025 $8,616 $1,944 27 ROBUST PEER PERFORMANCE SINCE IPO / DE-SPAC Key Institutional Shareholders Source: FactSet data as of 1/16/2026. Equity value for peers calculated on a fully diluted shares outstanding basis (1) Based on latest discussions (2) Pro forma fully diluted equity value as reported (3) Calculated based on fully diluted shares outstanding from NuScale's Q3 2025 10-Q and stock price as of 1/16/2026 Equity Value ($M)(2) Share Price ($) 1,551% 165% 1,213% Jan-26(1) May-22 Jan-26 Jul-18 Jan-26 May-24 Jan-26 (3) May-24 Jan-26 May-24 Jan-26 1,892% 515% $149.50 $94.95 $20.19 $35.67 $331.03

© 2026 General Fusion 28 INVESTMENT HIGHLIGHTS & WHY GO PUBLIC NOW Our fusion technology approach uniquely addresses barriers to commercialization: Durable fusion machine Abundant tritium fuel Simple energy conversion Economical fusion power LM26 demonstration is designed to validate General Fusion’s lead position and leave others behind on the timeline to commercialization with a 3-year path to transformative technical milestones Valuation priced at a meaningful discount to both public and private peers creates a unique investment opportunity for new investors We have built a world-class team of scientists, engineers and entrepreneurs that are supported by global stakeholders and industry leaders which will allow us to build our nuclear fusion plants Fusion Can Help Meet Energy Demand & Achieve a Net-zero Transition Streamlined & Supportive Path for Fusion Energy Deployment Driven by Significant Investor & Government Support Global Need for Baseload Power Market Tailwinds Tailwinds

APPENDIX

© 2026 General Fusion 30 LEADING THE RACE WITH PRACTICAL, GAME-CHANGING FUSION TECHNOLOGY Source: Press search, General Fusion management judgement (1) Wurzel, Samuel E., and Scott C. Hsu, Update: Progress toward fusion energy breakeven and gain as measured against the Lawson Criterion, May 2025 ENGINEERING APPROACH Fusion Company Peer Reviewed Fusion Results(1) Fusion Company Experience Building Fusion Machines Existing Materials Cost Effectiveness Fuel Breeding Energy Conversion Durable Fusion Machine Fusion Company Subsegments Magnetized Target Fusion - - - - 1 company 1 company Sheared-Flow-Stabilized Z-pinch - - - - - Magneto-Inertial with Direct Drive Magnetic Confinement - - 2 companies 2 companies Inertial Confinement - - Inertial Fusion - - ACADEMIC APPROACH

© 2026 General Fusion 31 ADDITIONAL DISCLAIMERS FOR CANADIAN PURCHASERS ONLY Rights of Action for Damages or Rescission Securities legislation in certain of the provinces of Canada may deem this Presentation to be an offering memorandum and accordingly provide purchasers with, in addition to any other rights they may have at law, statutory rights of rescission or damages, or both, in the event this Presentation or any amendment hereto contains a misrepresentation. A “misrepresentation” is an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make any statement not misleading or false in the light of the circumstances in which it was made. These rights and remedies must be exercised within prescribed time limits and are subject to the defenses contained in the applicable securities legislation. Purchasers should refer to the applicable provisions of the securities legislation of their province for the particulars of these rights or consult with a Canadian legal adviser. The following summary is subject to the express provisions of the applicable Canadian securities laws, regulations and rules, and reference is made thereto for the complete text of such provisions. Such provisions may contain limitations and statutory defenses not described herein on which SVAC, General Fusion, NewCo and other applicable parties may rely. The following is a summary of the statutory rights of rescission or damages, or both, available to purchasers resident in certain of the provinces of Canada. Ontario Purchasers Ontario securities laws provide purchasers who have been delivered an offering memorandum in connection with a distribution of securities in reliance upon the “accredited investor” prospectus exemption in Section 73.3 of the Securities Act (Ontario) or National Instrument – Prospectus Exemptions (“NI 45-106”) with a statutory right of action against the issuer of the securities for damages or rescission in the event that the offering memorandum or any amendment to it contains a misrepresentation, without regard to whether the purchaser relied on the misrepresentation. If the purchaser elects to exercise its right of rescission, the purchaser will cease to have a right of action for damages. No such action shall be commenced more than: (a) in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or (b) in the case of an action for damages, the earlier of (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action or (ii) three years after the date of the transaction that gave rise to the cause of action. Ontario securities laws provide a number of limitations and defenses to such actions, including the following: (a) the issuer is not liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation; (b) in an action for damages, the issuer shall not be liable for all or any portion of the damages that the issuer proves does not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and (c) in no case shall the amount recoverable exceed the price at which the securities were offered. These rights are not available for a purchaser purchasing in reliance upon the “accredited investor” prospectus exemption in NI 45-106 that is: (a) a “Canadian financial institution” or “Schedule III bank” (each as defined in applicable securities laws); (b) the Business Development Bank of Canada; or (c) a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by the directors of the subsidiary. Language of Documents Upon receipt of this document, the purchaser hereby confirms that he, she or it has expressly requested that all documents evidencing or relating in any way to the offer and/or sale of securities (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Par la réception de ce document, vous confirmez par les présentes que vous avez expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à l’offre ou à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d’achat ou tout avis) soient rédigés en anglais seulement.